UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 10, 2020

CYTOSORBENTS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36792	98-0373793
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7 Deer Park Drive, Suite K, Monmouth Junction, New Jersey	08852
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 329-8885

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common stock, $0.001 par value	CTSO	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

 ☐

Item 8.01	Other Events

Business Update

As a result of the global outbreak of the COVID-19 pandemic, CytoSorbents Corporation (the “Company”) is filing this Current Report on Form 8-K to update certain trends and other disclosure contained in its filings with the Securities and Exchange Commission.

A significant problem relating to the COVID-19 pandemic is that an increasing number of COVID-19 patients are developing life-threatening complications, such as acute respiratory distress syndrome (ARDS), shock (i.e. a potentially fatal drop in blood pressure), kidney failure, acute cardiac injury and secondary bacterial infections. The underlying cause for these complications is often a cytokine storm that results in a massive, systemic inflammatory response, leading to the damage of vital organs such as the lungs, heart, and kidneys, and ultimately multiple organ failure and death in many cases. The Company’s product, CytoSorb, has been used in more than 80,000 treatments as an approved treatment of cytokine storm in the European Union and is distributed in 58 countries around the world, where it has helped physicians control severe inflammation while helping to reverse shock and improve respiratory and other organ function.

The use of CytoSorb in patients infected with COVID-19 in Italy, China, Germany and France, among other countries, began around March 2020. Although CytoSorb does not kill or remove the virus, it has now been used in more than 200 COVID-19 patients to help treat cytokine storm and the related life-threatening complications in these countries. Based upon initial, preliminary verbal reports from physicians treating these complications, CytoSorb use has generally been associated with a marked reduction in cytokine storm and inflammation, improved lung function, weaning from mechanical ventilation, and a reversal of shock, though not all treatments have been successful in this critically-ill patient population that verges on death, particularly when used too late. Also based on these preliminary reports, CytoSorb has been specifically recommended in the Italy Brescia Renal COVID Task Force Guidelines to treat patients with severe COVID-19 infection and Stage 3 renal failure on continuous renal replacement therapy. CytoSorb has also been recommended in the National Treatment Guidelines from Panama for Adult COVID-19 Patients if patients have either refractory shock, or have severe or refractory respiratory failure requiring either high ventilator support or extracorporeal membrane oxygenation. In addition, the recommendation to treat cytokine storm with blood purification in COVID-19 infection has been included in the "Diagnosis and Treatment of New Coronavirus Pneumonia (7th Version)" by the National Health Commission in China.

The use of CytoSorb has not been approved in the U.S. by the U.S. Food and Drug Administration (“FDA”). However, under certain circumstances, investigational medical devices that have not yet been FDA-approved may be made available for emergency use in the U.S. under the FDA’s Expanded Access Program. On April 13, 2020, the Company announced that the FDA granted emergency use authorization (“EUA”) of CytoSorb for use in U.S. critically-ill patients infected with COVID-19. Under the EUA, CytoSorbents can make CytoSorb available, through commercial sales, to all hospitals in the U.S. for use in patients, 18 years of age or older, with confirmed COVID-19 infection who are admitted to the intensive care unit with confirmed or imminent respiratory failure who have early acute lung injury or ARDS, severe disease, or life-threatening illness resulting in respiratory failure, septic shock, and/or multiple organ dysfunction or failure. To date, the Company has been contacted by more than 100 U.S. hospitals concerning the potential use of CytoSorb for patients infected with COVID-19. The EUA will be effective until a declaration is made that the circumstances justifying the EUA have terminated or until the EUA is revoked.

To meet the growing demand for CytoSorb worldwide, the Company’s manufacturing facility is currently running 24 hours a day, seven days a week. The Company is seeking to scale its manufacturing, to subsidize its efforts to provide CytoSorb to hospitals for emergency use and to help fund a clinical study in COVID-19 patients.

Supplemental Risk Factor

In addition, in light of recent developments relating to the COVID-19 pandemic, the Company is supplementing the risk factors previously disclosed in Part I, Item IA – Risk Factors of our Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 5, 2020, to include the following risk factor under the heading “Risk Factors – Risks Related to our Business and Industry.”

A pandemic, epidemic or outbreak of an infectious disease, such as COVID-19, may materially and adversely affect our business and operations.

The recent outbreak of COVID-19 originated in Wuhan, China, in December 2019 and has since spread to multiple countries, including the United States and many European countries in which we operate. On March 11, 2020, the World Health Organization declared the outbreak a pandemic. The COVID-19 pandemic is affecting the United States and global economies and has affected, and may continue to affect, the conduct of our clinical trials and may in the future affect our operations and those of third parties on which we rely, including by causing disruptions in our raw material supply, the manufacturing of our lead product, CytoSorb, and the commercialization of CytoSorb. In addition, the COVID-19 pandemic may affect the operations of the U.S. Food and Drug Administration (the “FDA”) and other health authorities, which could result in delays of reviews and approvals, including with respect to CytoSorb and our product candidates. The evolving COVID-19 pandemic has, and may continue to, directly or indirectly impact the pace of enrollment in our clinical trials as patients may avoid or may not be able to travel to healthcare facilities and physicians’ offices unless due to a health emergency and clinical trial staff can no longer get to the clinic. Additionally, such facilities and offices have been and may continue to be required to focus limited resources on non-clinical trial matters, including treatment of COVID-19 patients, thereby decreasing availability, in whole or in part, for clinical trial services. For example, enrollment in the Company’s 30-patient, single arm trial in the United Kingdom for TISORB has ceased (the “TISORB Trial”). The duration and magnitude of these impacts on the TISORB Trial and other clinical trials is uncertain. In addition, employee disruptions and remote working environments related to the COVID-19 pandemic and the federal, state and local responses to such virus, could materially impact the efficiency and pace with which we work and develop our product candidates and the manufacturing of CytoSorb. In addition, COVID-19 infection of our workforce could result in a temporary disruption in our business activities, including manufacturing, sales and other functions. Further, while the potential economic impact brought by, and the duration of, the COVID-19 pandemic is difficult to assess or predict, the impact of the COVID-19 pandemic on the global financial markets may reduce our ability to access capital, which could negatively impact our short-term and long-term liquidity. Further, on April 10, 2020, the FDA authorized our lead product, CytoSorb, under Emergency Use Authorization in the U.S., which is different from the FDA’s existing Expanded Access Program. The impact of this Emergency Use Authorization on our business and our results of operations cannot be predicted with certainty, as factors including, but not limited to, the ultimate duration and scope of the emergency use authorization, as well as the availability of our product internationally, are not determinable at this time. Additionally, the stock market has been unusually volatile during the COVID-19 outbreak and such volatility may continue. To date, during certain periods of the COVID-19 pandemic, our stock price fluctuated significantly, and such fluctuation may continue to occur. The ultimate impact of the COVID-19 pandemic is highly uncertain and subject to change. We do not yet know the full extent of potential delays or impacts on our business, financing or clinical trial activities, including the TISORB Trial, or on healthcare systems or the global economy as a whole. However, these effects could have a material impact on our liquidity, capital resources, operations and business and those of the third parties on which we rely.

Forward-Looking Statements

Statements in this Current Report on Form 8-K, or this Report, contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, or the Exchange Act. Forward-looking statements discuss matters that are not historical facts. Because they discuss future events or conditions, forward-looking statements may include words such as “anticipate,” “believe,” “estimate,” “intend,” “could,” “should,” “would,” “may,” “seek,” “plan,” “might,” “will,” “expect,” “predict,” “project,” “forecast,” “potential,” “continue,” negatives thereof or similar expressions. These forward-looking statements are found at various places throughout this Report and include information concerning possible or assumed future results of our operations; business strategies; plans and objectives of management; any other statements regarding future operations, future cash needs, business plans and future financial results, and any other statements that are not historical facts. Unless otherwise indicated, the terms “CytoSorbents,” “Company,” “we,” “us” and “our” refer to CytoSorbents Corporation.

From time to time, forward-looking statements also are included in our other periodic reports on Forms 10-K, 10-Q and 8-K, in our press releases, in our presentations, on our website and in other materials released to the public. Any or all of the forward-looking statements included in this Report and in any other reports or public statements made by us are not guarantees of future performance and may turn out to be inaccurate. These forward-looking statements represent our intentions, plans, expectations, assumptions and beliefs about future events and are subject to risks, uncertainties and other factors. Many of those factors, including but not limited to, the potential impact of the coronavirus on our clinical trials and our ability to scale our commercial manufacturing capacity and resources to meet current and expected increases in demand, are outside of our control and could cause actual results to differ materially from the results expressed or implied by those forward-looking statements. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than we have described. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of the applicable Report or public statement, particularly in light of the current coronavirus pandemic, where businesses can be impacted by rapidly changing state and federal regulations. All subsequent written and oral forward-looking statements concerning other matters addressed in this Report or public statement and attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Report.

Except to the extent required by law, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, a change in events, conditions, circumstances or assumptions underlying such statements, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 16, 2020	CYTOSORBENTS CORPORATION

	By:	/s/ Dr. Phillip P. Chan
	Name:	Dr. Phillip P. Chan
	Title:	President and Chief Executive Officer